UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________________

FORM 8-K

___________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 19, 2022

Lowell Farms Inc.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	000-56254	N/A
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

19 Quail Run Circle, Suite BSalinas, California 93907

(Address of principal executive offices)

(831) 998-8214

(Registrant’s telephone number, including area code)

_____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth in Item 3.02 regarding the Private Placement is hereby incorporated by reference into this Item 1.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 3.02 regarding the Private Placement is hereby incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

On August 19, 2022, Lowell Farms Inc. (the “Company”) and Indus Holdings Company (“Indus”), a wholly-owned subsidiary of the Company, completed a US $4.2 million non-brokered private placement of convertible debentures and warrants (the “Private Placement”).

Pursuant to the subscription agreements entered into in connection with the Private Placement (the “Subscription Agreements”), Indus sold senior secured convertible debentures, maturing on October 13, 2023 (“Debentures”), for aggregate gross proceeds of US $4.2 million. The Debentures bear a fixed interest rate of 5.5% per annum and will mature on October 13, 2023. Each Debenture is convertible into non-voting common shares of Indus (“Indus Shares”) at a conversion price of $0.2313. Such Indus Shares are redeemable at the option of the holder for subordinate voting shares of the Company (“Shares”) on a one-for-one basis. Each purchaser of a Debenture received, for no additional consideration, (i) a warrant for the purchase of a number of Shares equal to the number of Indus Shares into which the Debenture is convertible (the “Company Warrant”) and (ii) a warrant for the purchase of a number of Indus Shares equal to 150% of the number of Indus Shares into which the Debenture is convertible (the “Indus Warrant,” together with the Company Warrant, the “Warrants”). Each Warrant is exercisable at any time until February 19, 2026 at an exercise price of US $0.2613 per share, subject to customary anti-dilution adjustments.

Investors will have the right to require the Company to repurchase their Indus Warrants and any Indus Warrant Shares issued following exercise of the Indus Warrants on a Share-equivalent basis (i) in connection with a sale of the Company or substantially all of its assets (a “Sale Transaction”), in the event the Indus Warrants and Indus Warrant Shares are not included in the Sale Transaction on terms that are economically equivalent to the treatment of the Shares, at a purchase price equal to the consideration per Share paid in the Sale Transaction and (ii) upon expiration of the Indus Warrants, at a purchase price per Share equal to the average closing price for the Shares over the 30 trading-day period ending three trading days prior to the last day of the Indus Warrant exercise period. The foregoing prices are payable in cash or, if legally permissible and the Company applies for and obtains all necessary regulatory approvals (including, without limitation, the approval of any stock exchange on which the Shares are listed), in Shares.

As further consideration for their investments in the Debentures, the expiration date applicable to previously issued warrants held by certain investors will be extended from October 13, 2023 to April 13, 2025 and, if applicable regulatory approvals are obtained, will be further extended to February 19, 2026.

The Debentures are part of the same series of convertible debentures issued in connection with the Company’s and Indus’s April 2020 financing (“2020 Debentures”). The amounts due under the Debentures and the 2020 Debentures are secured on a pari passu basis by substantially all assets of the Company (other than the Company’s Monterey County processing facility).

Proceeds from the Private Placement are contemplated to be used for working capital purposes, automation investments and expansion into new markets.

Certain officers and directors of the Company purchased an aggregate of $2,415,000 in Debentures and accompanying Warrants pursuant to the Private Placement on the same terms as the other participants in the Private Placement. Participation by such insiders of the Company in the Private Placement was considered a "related party transaction" under relevant U.S. and Canadian securities laws and was approved by the disinterested directors of the Company.

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The Debentures, their components and underlying securities were offered and will be issued in reliance upon Rule 506(b) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), as a transaction not requiring registration under Section 5 of the Securities Act. Each investor represented that it is an accredited investor and that it is acquiring the securities for investment purposes only and not with a view to any resale, distribution or other disposition of such securities in violation of the United States federal securities laws. Securities issued in the Private Placement are "restricted securities" under the Securities Act and may not be transferred, sold or otherwise disposed of unless they are subsequently registered or an exemption is available under the Securities Act. Neither this Current Report on Form 8-K, nor the exhibits attached hereto, is an offer to sell or the solicitation of an offer to buy the securities described herein.

The foregoing summaries of the terms of the Subscription Agreements, Debentures and Warrants do not purport to be complete and are qualified in their entirety by reference to the complete text of the form of Subscription Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference, to the complete text of the form of Debenture, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference, to the complete text of the form of Company Warrant, which is attached hereto as Exhibit 10.3 and is incorporated herein by reference, and to the complete text of the form of Indus Warrant, which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Subscription Agreement.
10.2	Form of Debenture.
10.3	Form of Company Warrant.
10.4	Form of Indus Warrant.
104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lowell Farms Inc.

Date: August 19, 2022	By:	/s/ Brian Shure
Name: Brian Shure
Title: Chief Financial Officer

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